EXHIBIT 10.24

Supplement Agreement

Party A: HAN, Jun
Address:
ID No: 530103195910180614

Party B: XU, Biansheng
Address:
ID No: 53222762032328001

Party C: Shizong County DaPuAn Coal Mine
Address: Bai Zi Chong, DaPuAn Village, Xiongbi Town, Shizong County, China.
Person in Charge: Xu, Biansheng

WHEREAS:

1. Party A and Party C executed a contract regarding investment of Shizong County DaPyAn Coal Mine (“DaPuAn Mine”) and its supplemental agreement on May 1, 2008 (the “Contract”).

2. After one year’s cooperation among all parties, the income and management of Party C has improved.

After friendly negotiation, in respect of the Contract, both Party A, Party B and Party C agrees THAT:

1. Each Party acknowledges and agrees that the Contract and supplemental agreement is still effective and enforceable and each party will keep performing the Contract.

2. Each Party acknowledges and agrees that, to perform the Contract, Party B assigns 20% ownership of DaPuAn Mine and its all assets (the “Interests”) to Party A.

3. Each Party acknowledges and agrees that Party A, as one of the co-owners, holds 80% ownership of DaPuAn Mine and its all assets and bears appropriate liabilities (the “Interests”) from August 1, 2009.

4. Party B agrees that he will hold Interests on behalf of Party A and dispose of the Interests upon the instruction of Party A in the event that Interests are transferable or disposable.

5.	Without Party A’s written consent, Party B and Party C shall not dispose of any of Party C’s material assets.

6.	Governing Law and Dispute Resolution

The execution, validity, construing and performance of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of China. The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation, In case no settlement can be reached through consultation after such dispute is raised, each party can submit such matter to the court with appropriate jurisdiction.

7.	This agreement will be executed in 3 counterparts and each party will hold one. This agreement takes into effect after the execution of each party.

The remainder of this page is intentionally left blanket and execution page follows

Execution Page of Supplemental Agreement

Party A: HAN, Jun

/s/ HAN, Jun (Stamp)

Party B: XU, Biansheng

/s/ XU, Biansheng (Stamp)

Party C: Shizong County DaPuAn Coal Mine

/s/ XU, Biansheng (Stamp)

Person in Charge: XU, Biansheng

DATE: August 1, 2009